SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Science Applications International Corporation (the Company) on Form 10-Q for the period ending July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mark W. Sopp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 1, 2006	/S/ MARK W. SOPP
Chief Financial Officer